UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------------------------------X
IN RE                   :     CHAPTER 11 CASE NOS.
                        :     93 B 44468 (JLG)
METALLURG, INC. AND     :     93 B 44469 (JLG)
SHIELDALLOY METALLURGICAL :
CORPORATION,            :     (JOINTLY ADMINISTERED)
                        :
      DEBTORS.          :
------------------------------------------------------------X

BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS' FOURTH AMENDED AND RESTATED JOINT PLAN OF REORGANIZATION PURSUANT TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE

                      CLASS 4A - MI UNSECURED CLAIMS BALLOT


--------------------------------------------------------------------------------
  THE DATE AND TIME BY WHICH YOUR BALLOT MUST BE ACTUALLY RECEIVED BY THE BALLOTING AGENT IS 5:00 P.M., EASTERN STANDARD TIME, ON FEBRUARY 10, 1997 OR YOUR BALLOT WILL NOT BE COUNTED
--------------------------------------------------------------------------------

      This Ballot is submitted to you to solicit your vote to accept or reject that certain Debtors' Fourth Amended And Restated Joint Plan of Reorganization of Metallurg, Inc. ("Metallurg") and Shieldalloy Metallurgical Corporation, dated December 18, 1996 (as the same may be amended from time to time, the "Plan"), described in the accompanying disclosure statement, dated December 18, 1996 (the "Disclosure Statement") and in certain cases to allow you to make certain elections under the Plan. PLEASE READ THE VOTING INFORMATION AND INSTRUCTIONS ON THE REVERSE SIDE BEFORE COMPLETING THIS BALLOT.

      The Plan can be confirmed by the Bankruptcy Court and thereby be made binding upon you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class that votes on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. To have your vote counted, you must complete, sign and return this Ballot to: Metallurg, Inc., c/o Ballot Agent, Georgeson & Company Inc., 88 Pine Street, 30th Floor, Wall Street Plaza, New York, New York 10005.


--------------------------------------------------------------------------------
PLEASE COMPLETE ITEMS 2 AND 3. IF YOU FAIL TO CHECK THE "ACCEPT" OR THE "REJECT" OR THE "CONVENIENCE CLASS OPTION" BOX IN ITEM 2, THIS BALLOT, IF SIGNED, WILL BE COUNTED AS AN ACCEPTANCE. IF THIS BALLOT IS NOT SIGNED ON THE APPROPRIATE LINES BELOW, THIS BALLOT WILL NOT BE VALID OR COUNTED AS HAVING BEEN CAST.
--------------------------------------------------------------------------------

ITEM 1. VOTING CLASSIFICATION AND AMOUNT. The undersigned is a holder of Claims (as defined in the Plan) against Metallurg, which Claims are classified in Class 4A (MI Unsecured Claims) under the Plan, in the aggregate unpaid amount of $_______.

ITEM 2. VOTING AND ELECTION.

|_|   I ACCEPT THE PLAN.

      IF YOU HAVE ACCEPTED THE PLAN AND THE AGGREGATE OF CLAIMS LISTED IN ITEM 1 ABOVE IS $1 MILLION OR LESS, YOU ARE ENTITLED TO ELECT TREATMENT UNDER EITHER CLASS 4A- OPTION A OR CLASS 4A-OPTION B. FOR MORE INFORMATION CONCERNING EACH OPTION, SEE INSTRUCTION NUMBER 5 IN THE VOTING INFORMATION AND INSTRUCTIONS FOR COMPLETING THE BALLOT ON THE REVERSE SIDE OF THIS BALLOT.

      |_|   I ELECT CLASS 4A-OPTION A.

      |_|   I ELECT CLASS 4A-OPTION B.

|_| I ELECT THE CONVENIENCE CLASS OPTION. I understand that by electing the Convenience Class Option, I am agreeing to reduce all of my Allowed Claims in Class 4A (MI Unsecured Claims) as identified in Item 1 to $1,000 and to be treated in Class 3A (MI Convenience Claims) under the Plan. See Instruction Number 4 in the Voting Information and Instructions for Completing the Ballot on the reverse side of this Ballot. Holders that elect this option to be treated in Class 3A (MI Convenience Claims) are deemed to have accepted the Plan.

|_|   I REJECT THE PLAN.

ITEM 3. ACKNOWLEDGMENTS. By signing this Ballot, the undersigned acknowledges receipt of the Disclosure Statement and other applicable solicitation materials and certifies that the undersigned is the claimant or has the power and authority to vote to accept or reject the Plan and to make the applicable elections on behalf of the claimant. The undersigned understands that any elections made on this Ballot, which he or she is entitled to make under the Plan, are irrevocable and may only be changed upon written consent of Metallurg. The undersigned also understands that if this Ballot is validly executed but does not indicate either acceptance or rejection of the Plan, this Ballot will be counted as an acceptance.

                PRINT OR TYPE NAME OF CLAIMANT:_________________________________

                SOCIAL SECURITY OR FEDERAL TAX I.D. NO. (OPTIONAL):_____________

                SIGNATURE:______________________________________________________

                IF BY AUTHORIZED AGENT, NAME AND TITLE:_________________________

                NAME OF INSTITUTION:____________________________________________

                ADDRESS:________________________________________________________

                TELEPHONE NUMBER:_______________________________________________

                DATE COMPLETED:_________________________________________________

                       VOTING INFORMATION AND INSTRUCTIONS
                            FOR COMPLETING THE BALLOT

1. This Ballot is submitted to you to solicit (i)(a) your vote to accept or reject the Debtors' Fourth Amended and Restated Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, dated December 18, 1996 (the "Plan") described in the accompanying disclosure statement, dated December 18, 1996 (the "Disclosure Statement"); and (b) if eligible, your election to receive treatment under either Class 4A-Option A or Class 4A-Option B of the Plan; or (ii) your acceptance of the Plan and agreement to reduce all of your Class 4A Claims against Metallurg identified on the reverse side of this Ballot to $1,000 and be treated in Class 3A (MI Convenience Claims) under the Plan.

2. PLEASE INDICATE ACCEPTANCE OR REJECTION OF THE PLAN, OR ELECTION OF THE CONVENIENCE CLASS OPTION (SEE INSTRUCTION 4 BELOW), OR, IF ELIGIBLE, ELECTION UNDER CLASS 4A- OPTION A OR CLASS 4A-OPTION B OF THE PLAN IN THE BOX INDICATED. COMPLETE THE BALLOT BY PROVIDING ALL OF THE INFORMATION REQUESTED AND SIGN, DATE AND RETURN THIS BALLOT BY MAIL OR OVERNIGHT COURIER TO GEORGESON & COMPANY INC., THE BALLOTING AGENT (THE "BALLOTING AGENT"), AT THE FOLLOWING ADDRESSES:

      BY MAIL:    METALLURG, INC.
                  C/O BALLOT AGENT
                  GEORGESON & COMPANY INC.
                  88 PINE STREET, 30TH FLOOR
                  WALL STREET PLAZA
                  NEW YORK, NEW YORK  10005

      BY COURIER: METALLURG, INC.
                  C/O BALLOT AGENT
                  GEORGESON & COMPANY INC.
                  88 PINE STREET, 30TH FLOOR
                  WALL STREET PLAZA
                  NEW YORK, NEW YORK  10005

      Ballots must be received by 5:00 p.m. (Eastern Standard Time) on February 10, 1997 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted. An envelope addressed to the Balloting Agent is enclosed for your convenience.

3. You must vote the total of all of your Class 4A general unsecured Claims against Metallurg either to accept or reject the Plan. However, if you have asserted duplicate or multiple Claims against one or both of the Debtors which are based on the same transaction, obligation or liability, you may vote only the amount of one such Claim. A Ballot that partially rejects and partially accepts the Plan will not be counted. If your Claim is the subject of an objection pending before the Bankruptcy Court on December 23, 1996, you may vote only the undisputed portion of that Claim unless the Bankruptcy Court, upon motion, orders otherwise. A motion for temporary allowance of your Claim for voting purposes (if it is the subject of an objection) must be filed with the Bankruptcy Court on or before January 17, 1997 at 5:00 p.m. (Eastern Standard Time). In the event a temporary allowance motion is timely filed with the Bankruptcy Court, the Bankruptcy Court will conduct a hearing, if necessary, on your temporary allowance motion on February 5, 1997 at 11:00 a.m.

4. Acceptance of the Convenience Class Option (and reduction of your Claims) must be indicated by a check in the Convenience Class Option box on the reverse side. If you elect the Convenience Class Option, you will also be deemed to have accepted the Plan. The Convenience Class Option operates as follows. An Allowed Claim against Metallurg of $1,000 or less is classified automatically in Class 3A (MI Convenience Claims). Each holder of an Allowed Claim or Claims against Metallurg in excess of $1,000 that would be otherwise classified in Class 4A (MI Unsecured Claims) under the Plan may elect to reduce the aggregate amount of all such creditor's Allowed Claims against Metallurg to $1,000 and receive $1,000 in cash through classification in Class 3A (MI Convenience Claims).

5. If you vote to accept the Plan and the aggregate amount of your Class 4A Claim or Claims is $1 million or less, you may elect either Class 4A-Option A or Class 4A-Option B. Under Option A you are allowed to elect to cash out at a discount the Senior Secured Notes that you would otherwise be entitled to receive on account of the entire amount of your Allowed Claim more fully described in Section 5.11 of the Plan, and pages 8 and 47-49 of the Disclosure Statement. Under Option B, in lieu of the cash out available under Option A, you will receive a Pro Rata share of New Secured Notes all as more fully described in Section 5.11 of the Plan, and pages 8 and 47-49 of the Disclosure Statement. If neither the Class 4A-Option A nor Class 4A-Option B box is checked in Item 2 on the Ballot, you will receive a distribution on account of your Class 4A Claims under Class 4A-Option A.

6. The Ballot does not constitute and shall not be deemed a proof of Claim or equity interest or an assertion of a Claim or equity interest.

                       PLEASE RETURN YOUR BALLOT PROMPTLY

IF YOU RECEIVED A DAMAGED BALLOT OR LOST YOUR BALLOT, OR IF YOU HAVE ANY QUESTIONS CONCERNING THE DISCLOSURE STATEMENT, THE PLAN, THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE BALLOTING AGENT AT 1-800-223-2064.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------------------------------x

In re                          :    Chapter 11 Case Nos.
                                    93 B 44468 (JLG)
METALLURG, INC. AND            :    93 B 44469 (JLG)
SHIELDALLOY METALLURGICAL
CORPORATION,                   :    (Jointly Administered)

            Debtors.           :

---------------------------------------------------------------------x


        NOTICE OF CORRECTION ON BALLOT ACCOMPANYING METALLURG, INC. AND
          SHIELDALLOY METALLURGICAL CORPORATION DISCLOSURE STATEMENT

                              CLASS 4A CLAIMANTS

            A Ballot together with the Fourth Amended and Restated Joint Plan of Reorganization of Metallurg, Inc. and Shieldalloy Metallurgical Corporation dated December 18, 1996 (the "Plan") and accompanying Disclosure Statement dated December 18, 1996 (the "Disclosure Statement") were mailed to you on or before December 30, 1996.

            PLEASE BE ADVISED that instruction number 5 on the reverse side of the Ballot incorrectly describes Option A and Option B, which is provided to holders of Allowed Claims in Classes 4A and 4C of the Plan.

                 INSTRUCTION NUMBER 5 SHOULD READ AS FOLLOWS:

            "If you vote to accept the Plan and the aggregate amount of your Class 4A Claim or Claims is $1 million or less you may elect either Class 4A - Option A or Class 4A - Option B. Under Option A, in lieu of the cash out of New Secured Notes available under Option B, you will receive a Pro Rata Share of New Secured Notes as more fully described in section 5.11 of the Plan and pages 8 and 47-49 of the Disclosure Statement. Under Option B you are allowed to elect to cash out at a discount the New Secured Notes that you would otherwise be entitled to receive on account of the entire amount of your Allowed Claim as more fully described in section 5.11 of the Plan and pages 8 and 47-49 of the Disclosure Statement. If neither of the Class 4A - Option A nor Class 4A - Option B box is checked in
            Item 2 of the Ballot, you will receive a distribution on account of your Class 4A Claims under Class 4A - Option A."

            ALL OTHER INSTRUCTIONS ON THE BALLOT REMAIN UNCHANGED.

            If you have already mailed in your ballot and have selected either Option A or Option B and now wish to change your selection of options, please contact the Balloting Agent at (800) 223-2064.

            PLEASE BE REMINDED THAT THE BALLOTS MUST BE RECEIVED BY 5:00 P.M. (E.S.T.) ON FEBRUARY 10, 1997.


                        WEIL, GOTSHAL & MANGES LLP
                        Attorneys for the Debtors and
                         Debtors in Possession
                        767 Fifth Avenue
                        New York, New York  10153
                        (212) 310-8568

Dated: New York, New York
         January 9, 1997

                                            By: /s/John J. Rapisardi
                                               John J. Rapisardi, Esq. (JR-7781)



NYFS05...:\40\63140\0003\180\RID1077P.170

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------------------------------X
IN RE                   :     CHAPTER 11 CASE NOS.
                        :     93 B 44468 (JLG)
METALLURG, INC. AND     :     93 B 44469 (JLG)
SHIELDALLOY METALLURGICAL :
CORPORATION,            :     (JOINTLY ADMINISTERED)
                        :
      DEBTORS.          :
------------------------------------------------------------X

BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS' FOURTH AMENDED AND RESTATED JOINT PLAN OF REORGANIZATION PURSUANT TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE

                 CLASS 4B - MI CANADIAN GUARANTEE CLAIMS BALLOT


--------------------------------------------------------------------------------
THE DATE AND TIME BY WHICH YOUR BALLOT MUST BE ACTUALLY RECEIVED BY THE BALLOTING AGENT IS 5:00 P.M., EASTERN STANDARD TIME, ON FEBRUARY 10, 1997 OR YOUR BALLOT WILL NOT BE COUNTED
--------------------------------------------------------------------------------

      This Ballot is submitted to you to solicit your vote to accept or reject that certain Debtors' Fourth Amended And Restated Joint Plan of Reorganization of Metallurg, Inc. ("Metallurg") and Shieldalloy Metallurgical Corporation, dated December 18, 1996 (as the same may be amended from time to time, the "Plan"), described in the accompanying disclosure statement, dated December 18, 1996 (the "Disclosure Statement"). PLEASE READ THE VOTING INFORMATION AND INSTRUCTIONS ON THE REVERSE SIDE BEFORE COMPLETING THIS BALLOT.

      The Plan can be confirmed by the Bankruptcy Court and thereby be made binding upon you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class that votes on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. To have your vote counted, you must complete, sign and return this Ballot to:

                                 Metallurg, Inc.
                                 c/o Ballot Agent
                                 Georgeson & Company Inc.
                                 88 Pine Street, 30th Floor
                                 Wall Street Plaza
                                 New York, New York 10005

--------------------------------------------------------------------------------
PLEASE COMPLETE ITEMS 2 AND 3. IF NEITHER THE "ACCEPT" NOR "REJECT" BOX IS CHECKED IN ITEM 2, THIS BALLOT, IF SIGNED, WILL BE COUNTED AS AN ACCEPTANCE. IF THIS BALLOT IS NOT SIGNED ON THE APPROPRIATE LINES BELOW, THIS BALLOT WILL NOT BE VALID OR COUNTED AS HAVING BEEN CAST.
--------------------------------------------------------------------------------

ITEM 1. VOTING CLASSIFICATION AND AMOUNT. The undersigned is a holder of Claims (as defined in the Plan) against Metallurg, which Claims are classified in Class 4B (MI Canadian Guarantee Claims) under the Plan, in the aggregate unpaid amount of $_______.

ITEM 2. VOTING AND ELECTION.

|_|   I ACCEPT THE PLAN.

|_|   I REJECT THE PLAN.

ITEM 3. ACKNOWLEDGMENTS. By signing this Ballot, the undersigned acknowledges receipt of the Disclosure Statement and other applicable solicitation materials and certifies that the undersigned is the claimant or has the power and authority to vote to accept or reject the Plan on behalf of the claimant. The undersigned understands that if this Ballot is validly executed but does not indicate either acceptance or rejection of the Plan, this Ballot will be counted as an acceptance.

                PRINT OR TYPE NAME OF CLAIMANT:_________________________________

                SOCIAL SECURITY OR FEDERAL TAX I.D. NO. (OPTIONAL):_____________

                SIGNATURE:______________________________________________________

                IF BY AUTHORIZED AGENT, NAME AND TITLE:_________________________

                NAME OF INSTITUTION:____________________________________________

                ADDRESS:________________________________________________________

                TELEPHONE NUMBER:_______________________________________________

                DATE COMPLETED:_________________________________________________

                       VOTING INFORMATION AND INSTRUCTIONS
                            FOR COMPLETING THE BALLOT

1. This Ballot is submitted to you to solicit your vote to accept or reject the Debtors' Fourth Amended and Restated Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, dated December 18, 1996 (the "Plan") described in the accompanying disclosure statement, dated December 18, 1996 (the "Disclosure Statement").

2. PLEASE INDICATE ACCEPTANCE OR REJECTION OF THE PLAN IN THE BOX INDICATED. COMPLETE THE BALLOT BY PROVIDING ALL OF THE INFORMATION REQUESTED AND SIGN, DATE AND RETURN THIS BALLOT BY MAIL OR OVERNIGHT COURIER TO GEORGESON & COMPANY INC., THE BALLOTING AGENT (THE "BALLOTING AGENT"), AT THE FOLLOWING ADDRESSES:

      BY MAIL:    METALLURG, INC.
                  C/O BALLOT AGENT
                  GEORGESON & COMPANY INC.
                  88 PINE STREET, 30TH FLOOR
                  WALL STREET PLAZA
                  NEW YORK, NEW YORK  10005

      BY COURIER: METALLURG, INC.
                  C/O BALLOT AGENT
                  GEORGESON & COMPANY, INC.
                  88 PINE STREET, 30TH FLOOR
                  WALL STREET PLAZA
                  NEW YORK, NEW YORK  10005

      Ballots must be received by 5:00 p.m. (Eastern Standard Time) on February 10, 1997 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted. An envelope addressed to the Balloting Agent is enclosed for your convenience.

3. You must vote the total of all of your Class 4B Canadian Guarantee Claims against Metallurg either to accept or reject the Plan. However, if you have asserted duplicate or multiple Claims against one or both of the Debtors which are based on the same transaction, obligation or to liability, you may vote only the amount of one such Claim. A Ballot that partially rejects and partially accepts the Plan will not be counted.

4. The Ballot does not constitute and shall not be deemed a proof of Claim or equity interest or an assertion of a Claim or equity interest.

                       PLEASE RETURN YOUR BALLOT PROMPTLY

IF YOU RECEIVED A DAMAGED BALLOT OR LOST YOUR BALLOT, OR IF YOU HAVE ANY QUESTIONS CONCERNING THE DISCLOSURE STATEMENT, THE PLAN, THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE BALLOTING AGENT AT 1-800-223-2064.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------------------------------X
IN RE                   :     CHAPTER 11 CASE NOS.
                        :     93 B 44468 (JLG)
METALLURG, INC. AND     :     93 B 44469 (JLG)
SHIELDALLOY METALLURGICAL :
CORPORATION,            :     (JOINTLY ADMINISTERED)
                        :
      DEBTORS.          :
------------------------------------------------------------X

BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS' FOURTH AMENDED AND RESTATED JOINT PLAN OF REORGANIZATION PURSUANT TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE

                     CLASS 4C - SMC UNSECURED CLAIMS BALLOT


--------------------------------------------------------------------------------
THE DATE AND TIME BY WHICH YOUR BALLOT MUST BE ACTUALLY RECEIVED BY THE BALLOTING AGENT IS 5:00 P.M., EASTERN STANDARD TIME, ON FEBRUARY 10, 1997 OR YOUR BALLOT WILL NOT BE COUNTED
--------------------------------------------------------------------------------

      This Ballot is submitted to you to solicit your vote to accept or reject that certain Debtors' Fourth Amended And Restated Joint Plan of Reorganization of Metallurg, Inc. and Shieldalloy Metallurgical Corporation ("Shieldalloy"), dated December 18, 1996 (as the same may be amended from time to time, the "Plan"), described in the accompanying disclosure statement, dated December 18, 1996 (the "Disclosure Statement") and in certain cases. PLEASE READ THE VOTING INFORMATION AND INSTRUCTIONS ON THE REVERSE SIDE BEFORE COMPLETING THIS BALLOT.

      The Plan can be confirmed by the Bankruptcy Court and thereby be made binding upon you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class that votes on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. To have your vote counted, you must complete, sign and return this Ballot to: Metallurg, Inc., c/o Ballot Agent, Georgeson & Company Inc., 88 Pine Street, 30th Floor, Wall Street Plaza, New York, New York 10005.


--------------------------------------------------------------------------------
PLEASE COMPLETE ITEMS 2 AND 3. IF YOU FAIL TO CHECK THE "ACCEPT" OR "REJECT" OR THE "CONVENIENCE CLASS OPTION" BOX IN ITEM 2, THIS BALLOT, IF SIGNED, WILL BE COUNTED AS AN ACCEPTANCE. IF THIS BALLOT IS NOT SIGNED ON THE APPROPRIATE LINES BELOW, THIS BALLOT WILL NOT BE VALID OR COUNTED AS HAVING BEEN CAST.
--------------------------------------------------------------------------------

ITEM 1. VOTING CLASSIFICATION AND AMOUNT. The undersigned is a holder of Claims (as defined in the Plan) against Shieldalloy, which Claims are classified in Class 4C (SMC Unsecured Claims) under the Plan, in the aggregate unpaid amount of $_______.

ITEM 2. VOTING AND ELECTION.

|_|   I ACCEPT THE PLAN.

      IF YOU HAVE ACCEPTED THE PLAN AND THE AGGREGATE OF CLAIMS LISTED IN ITEM 1 ABOVE IS $1 MILLION OR LESS, YOU ARE ENTITLED TO ELECT TREATMENT UNDER EITHER CLASS 4C- OPTION A OR CLASS 4C-OPTION B. FOR MORE INFORMATION CONCERNING EACH OPTION, SEE INSTRUCTION NUMBER 5 IN THE VOTING INFORMATION AND INSTRUCTIONS FOR COMPLETING THIS BALLOT ON THE REVERSE SIDE OF THIS BALLOT.

      |_|   I ELECT CLASS 4C-OPTION A.

      |_|   I ELECT CLASS 4C-OPTION B.

|_| I ELECT THE CONVENIENCE CLASS OPTION. I understand that by electing the Convenience Class Option, I am agreeing to reduce all of my Allowed Claims in Class 4C (SMC Unsecured Claims) as identified in Item 1 to $1,000 and be treated in Class 3B (SMC Convenience Claims) under the Plan. See Instruction Number 4 in the Voting Information and Instructions for Completing the Ballot on the reverse side of this Ballot. Holders that elect this option to be treated in Class 3B (SMC Convenience Claims) are deemed to have accepted the Plan.

|_|   I REJECT THE PLAN.

ITEM 3. ACKNOWLEDGMENTS. By signing this Ballot, the undersigned acknowledges receipt of the Disclosure Statement and other applicable solicitation materials and certifies that the undersigned is the claimant or has the power and authority to vote to accept or reject the Plan and to make the applicable elections on behalf of the claimant. The undersigned understands that any elections made on this Ballot, which he or she is entitled to make under the Plan, are irrevocable and may only be changed upon the written consent of Shieldalloy. The undersigned also understands that if this Ballot is validly executed but does not indicate either acceptance or rejection of the Plan, this Ballot will be counted as an acceptance.

                PRINT OR TYPE NAME OF CLAIMANT:_________________________________

                SOCIAL SECURITY OR FEDERAL TAX I.D. NO. (OPTIONAL):_____________

                SIGNATURE:______________________________________________________

                IF BY AUTHORIZED AGENT, NAME AND TITLE:_________________________

                NAME OF INSTITUTION:____________________________________________

                ADDRESS:________________________________________________________

                TELEPHONE NUMBER:_______________________________________________

                DATE COMPLETED:_________________________________________________

                            VOTING INFORMATION AND INSTRUCTIONS
                                 FOR COMPLETING THE BALLOT

1. This Ballot is submitted to you to solicit (i)(a) your vote to accept or reject the Debtors' Fourth Amended and Restated Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, dated December 18, 1996 (the "Plan") described in the accompanying disclosure statement, dated December 18, 1996 (the "Disclosure Statement"); and (b) if eligible, your election to receive treatment under either Class 4C-Option A or Class 4C-Option B of the Plan; or (ii) your acceptance of the Plan and agreement to reduce all of your Class 4C Claims against Shieldalloy identified on the reverse side of this Ballot to $1,000 and be treated in Class 3B (SMC Convenience Claims) under the Plan.

2. PLEASE INDICATE ACCEPTANCE OR REJECTION OF THE PLAN, OR ELECTION OF THE CONVENIENCE CLASS OPTION (SEE INSTRUCTION 4 BELOW), OR, IF ELIGIBLE, ELECTION UNDER CLASS 4C- OPTION A OR CLASS 4C-OPTION B OF THE PLAN (SEE INSTRUCTION 5 BELOW) IN THE BOX INDICATED. COMPLETE THE BALLOT BY PROVIDING ALL OF THE INFORMATION REQUESTED AND SIGN, DATE AND RETURN THIS BALLOT BY MAIL OR OVERNIGHT COURIER TO GEORGESON & COMPANY INC., THE BALLOTING AGENT (THE "BALLOTING AGENT"), AT THE FOLLOWING ADDRESSES:

      BY MAIL:    METALLURG, INC.
                  C/O BALLOT AGENT
                  GEORGESON & COMPANY INC.
                  88 PINE STREET, 30TH FLOOR
                  WALL STREET PLAZA
                  NEW YORK, NEW YORK  10005

      BY COURIER: METALLURG, INC.
                  C/O BALLOT AGENT
                  GEORGESON & COMPANY INC.
                  88 PINE STREET, 30TH FLOOR
                  WALL STREET PLAZA
                  NEW YORK, NEW YORK  10005

      Ballots must be received by 5:00 p.m. (Eastern Standard Time) on February 10, 1997 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted. An envelope addressed to the Balloting Agent is enclosed for your convenience.

3. You must vote the total of all of your Class 4C general unsecured Claims against Shieldalloy either to accept or reject the Plan. However, if you have asserted duplicate or multiple Claims against one or both of the Debtors which are based on the same transaction, obligation or liability, you may vote only the amount of one such Claim. A Ballot that partially rejects and partially accepts the Plan will not be counted. If your Claim is the subject of an objection pending before the Bankruptcy Court on December 23, 1996, you may vote only the undisputed portion of that Claim unless the Bankruptcy Court, upon motion, orders otherwise. A motion for temporary allowance of your Claim for voting purposes (if it is the subject of an objection) must be filed with the Bankruptcy Court on or before January 17, 1997 at 5:00 p.m. (Eastern Standard Time). In the event a temporary allowance motion is timely filed with the Bankruptcy Court, the Bankruptcy Court will conduct a hearing, if necessary, on your temporary allowance motion on February 5, 1997 at 11:00 a.m.

4. Acceptance of the Convenience Class Option (and reduction of your Claims) must be indicated by a check in the Convenience Class Option box on the reverse side. If you elect the Convenience Class Option, you will also be deemed to have accepted the Plan. The Convenience Class Option operates as follows. An Allowed Claim against Shieldalloy of $1,000 or less is classified automatically in Class 3B (SMC Convenience Claims). Each holder of an Allowed Claim or Claims against Shieldalloy in excess of $1,000 that would be otherwise classified in Class 4C (SMC Unsecured Claims) under the Plan may elect to reduce the aggregate amount of all such creditor's Allowed Claims against Shieldalloy to $1,000 and receive $1,000 in cash through classification in Class 3B (SMC Convenience Claims).

5. If you vote to accept the Plan and the aggregate amount of your Class 4C Claim or Claims is $1 million or less, you may elect either Class 4C-Option A or Class 4C-Option B. Under Option A you are allowed to elect to cash out at a discount the Senior Secured Notes that you would otherwise be entitled to receive on account of the entire amount of your Allowed Claim as more fully described in Section 5.13 of the Plan, and pages 9, 10 and 50-52 of the Disclosure Statement. Under Option B, in lieu of the cash out available under Option A, you will receive a Pro Rata share of New Secured Notes all as more fully described in Section 5.13 of the Plan and pages 9, 10 and 50- 52 of the Disclosure Statement. If neither the Class 4C-Option A nor Class 4C-Option B box is checked in Item 2 on the Ballot, you will receive a distribution on account of your Class 4C Claims under Class 4C-Option A.

6. The Ballot does not constitute and shall not be deemed a proof of Claim or equity interest or an assertion of a Claim or equity interest.

                       PLEASE RETURN YOUR BALLOT PROMPTLY

IF YOU RECEIVED A DAMAGED BALLOT OR LOST YOUR BALLOT, OR IF YOU HAVE ANY QUESTIONS CONCERNING THE DISCLOSURE STATEMENT, THE PLAN, THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE BALLOTING AGENT AT 1-800-223-2064.

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
---------------------------------------------------------------------x

In re                          :    Chapter 11 Case Nos.
                                    93 B 44468 (JLG)
METALLURG, INC. AND            :    93 B 44469 (JLG)
SHIELDALLOY METALLURGICAL
CORPORATION,                   :    (Jointly Administered)

            Debtors.           :

---------------------------------------------------------------------x


        NOTICE OF CORRECTION ON BALLOT ACCOMPANYING METALLURG, INC. AND
          SHIELDALLOY METALLURGICAL CORPORATION DISCLOSURE STATEMENT

                              CLASS 4C CLAIMANTS

            A Ballot together with the Fourth Amended and Restated Joint Plan of Reorganization of Metallurg, Inc. and Shieldalloy Metallurgical Corporation dated December 18, 1996 (the "Plan") and accompanying Disclosure Statement dated December 18, 1996 (the "Disclosure Statement") were mailed to you on or before December 30, 1996.

            PLEASE BE ADVISED that instruction number 5 on the reverse side of the Ballot incorrectly describes Option A and Option B, which is provided to holders of Allowed Claims in Classes 4A and 4C of the Plan.

                 INSTRUCTION NUMBER 5 SHOULD READ AS FOLLOWS:

            "If you vote to accept the Plan and the aggregate amount of your Class 4C Claim or Claims is $1 million or less you may elect either Class 4C - Option A or Class 4C - Option B. Under Option A, in lieu of the cash out of New Secured Notes available under Option B, you will receive a Pro Rata Share of New Secured Notes as more fully described in section 5.13 of the Plan and pages 9, 10 and 50-52 of the Disclosure Statement. Under Option B you are allowed to elect to cash out at a discount the New Secured Notes that you would otherwise be entitled to receive on account of the entire amount of your Allowed Claim as more fully described in section 5.13 of the Plan and pages 9, 10 and 50-52 of the Disclosure Statement. If neither of the Class 4C - Option A nor Class 4C - Option B box is checked in Item 2 of the Ballot, you will receive a distribution on account of your Class 4C Claims under Class 4C - Option A."

            ALL OTHER INSTRUCTIONS ON THE BALLOT REMAIN UNCHANGED.

            If you have already mailed in your ballot and have selected either Option A or Option B and now wish to change your selection of options, please contact the Balloting Agent at (800) 223-2064.

            PLEASE BE REMINDED THAT THE BALLOTS MUST BE RECEIVED BY 5:00 P.M. (E.S.T.) ON FEBRUARY 10, 1997.


                        WEIL, GOTSHAL & MANGES LLP
                        Attorneys for the Debtors and
                         Debtors in Possession
                        767 Fifth Avenue
                        New York, New York  10153
                        (212) 310-8568


Dated: New York, New York
         January 9, 1997
                                            By: /s/John J. Rapisardi
                                               John J. Rapisardi, Esq. (JR-7781)



NYFS05...:\40\63140\0003\180\RID1067T.380

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
------------------------------------------------------------X
IN RE                   :     CHAPTER 11 CASE NOS.
                        :     93 B 44468 (JLG)
METALLURG, INC. AND     :     93 B 44469 (JLG)
SHIELDALLOY METALLURGICAL :
CORPORATION,            :     (JOINTLY ADMINISTERED)
                        :
      DEBTORS.          :
------------------------------------------------------------X

BALLOT FOR ACCEPTING OR REJECTING THE DEBTORS' FOURTH AMENDED AND RESTATED JOINT PLAN OF REORGANIZATION PURSUANT TO CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE

                CLASS 4E - SMC MULTIEMPLOYER PENSION CLAIM BALLOT


--------------------------------------------------------------------------------
THE DATE AND TIME BY WHICH YOUR BALLOT MUST BE ACTUALLY RECEIVED BY THE BALLOTING AGENT IS 5:00 P.M., EASTERN STANDARD TIME, ON FEBRUARY 10, 1997 OR YOUR BALLOT WILL NOT BE COUNTED
--------------------------------------------------------------------------------

      This Ballot is submitted to you to solicit your vote to accept or reject that certain Debtors' Fourth Amended And Restated Joint Plan of Reorganization of Metallurg, Inc. and Shieldalloy Metallurgical Corporation ("Shieldalloy"), dated December 18, 1996 (as the same may be amended from time to time, the "Plan"), described in the accompanying disclosure statement, dated December 18, 1996 (the "Disclosure Statement"). PLEASE READ THE VOTING INFORMATION AND INSTRUCTIONS ON THE REVERSE SIDE BEFORE COMPLETING THIS BALLOT.

      The Plan can be confirmed by the Bankruptcy Court and thereby be made binding upon you if it is accepted by the holders of at least two-thirds in amount and more than one-half in number of the Claims in each impaired Class that votes on the Plan, and if it otherwise satisfies the requirements of section 1129(a) of the Bankruptcy Code. If the requisite acceptances are not obtained, the Bankruptcy Court may nonetheless confirm the Plan if it finds that the Plan provides fair and equitable treatment to, and does not discriminate unfairly against, the Class or Classes rejecting it, and otherwise satisfies the requirements of section 1129(b) of the Bankruptcy Code. To have your vote counted, you must complete, sign and return this Ballot to:

                                 Metallurg, Inc.
                                 c/o Ballot Agent
                                 Georgeson & Company Inc.
                                 88 Pine Street, 30th Floor
                                 Wall Street Plaza
                                 New York, New York 10005

--------------------------------------------------------------------------------
PLEASE COMPLETE ITEMS 2 AND 3. IF NEITHER THE "ACCEPT" NOR "REJECT" BOX IS CHECKED IN ITEM 2, THIS BALLOT, IF SIGNED, WILL BE COUNTED AS AN ACCEPTANCE. IF THIS BALLOT IS NOT SIGNED ON THE APPROPRIATE LINES BELOW, THIS BALLOT WILL NOT BE VALID OR COUNTED AS HAVING BEEN CAST.
--------------------------------------------------------------------------------

ITEM 1. VOTING CLASSIFICATION AND AMOUNT. The undersigned is a holder of an Allowed Claim (as defined in the Plan) against Shieldalloy, which Claim is classified in Class 4E (SMC Multiemployer Pension Claim) under the Plan, in the aggregate unpaid amount of $5 million.

ITEM 2. VOTING AND ELECTION.

|_|   I ACCEPT THE PLAN.

|_|   I REJECT THE PLAN.

ITEM 3. ACKNOWLEDGMENTS. By signing this Ballot, the undersigned acknowledges receipt of the Disclosure Statement and other applicable solicitation materials and certifies that the undersigned is the claimant or has the power and authority to vote to accept or reject the Plan on behalf of the claimant. The undersigned understands that if this Ballot is validly executed but does not indicate either acceptance or rejection of the Plan, this Ballot will be counted as an acceptance.

                PRINT OR TYPE NAME OF CLAIMANT:_________________________________

                SOCIAL SECURITY OR FEDERAL TAX I.D. NO. (OPTIONAL):_____________

                SIGNATURE:______________________________________________________

                IF BY AUTHORIZED AGENT, NAME AND TITLE:_________________________

                NAME OF INSTITUTION:____________________________________________

                ADDRESS:________________________________________________________

                TELEPHONE NUMBER:_______________________________________________

                DATE COMPLETED:_________________________________________________

                       VOTING INFORMATION AND INSTRUCTIONS
                            FOR COMPLETING THE BALLOT

1. This Ballot is submitted to you to solicit your vote to accept or reject the Debtors' Fourth Amended and Restated Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code, dated December 18, 1996 (the "Plan") described in the accompanying disclosure statement, dated December 18, 1996 (the "Disclosure Statement").

2. PLEASE INDICATE ACCEPTANCE OR REJECTION OF THE PLAN IN THE BOX INDICATED. COMPLETE THE BALLOT BY PROVIDING ALL OF THE INFORMATION REQUESTED AND SIGN, DATE AND RETURN THIS BALLOT BY MAIL OR OVERNIGHT COURIER TO GEORGESON & COMPANY INC., THE BALLOTING AGENT (THE "BALLOTING AGENT"), AT THE FOLLOWING ADDRESSES:

      BY MAIL:    METALLURG, INC.
                  C/O BALLOT AGENT
                  GEORGESON & COMPANY INC.
                  88 PINE STREET, 30TH FLOOR
                  WALL STREET PLAZA
                  NEW YORK, NEW YORK  10005

      BY COURIER: METALLURG, INC.
                  C/O BALLOT AGENT
                  GEORGESON & COMPANY INC.
                  88 PINE STREET, 30TH FLOOR
                  WALL STREET PLAZA
                  NEW YORK, NEW YORK  10005

      Ballots must be received by 5:00 p.m. (Eastern Standard Time) on February 10, 1997 (the "Voting Deadline"). If a Ballot is received after the Voting Deadline, it will not be counted. An envelope addressed to the Balloting Agent is enclosed for your convenience.

3. You must vote the total of all of your Class 4E Multiemployer Pension Claim against Shieldalloy either to accept or reject the Plan. A Ballot that partially rejects and partially accepts the Plan will not be counted.

4. The Ballot does not constitute and shall not be deemed a proof of Claim or equity interest or an assertion of a Claim or equity interest.

                       PLEASE RETURN YOUR BALLOT PROMPTLY

IF YOU RECEIVED A DAMAGED BALLOT OR LOST YOUR BALLOT, OR IF YOU HAVE ANY QUESTIONS CONCERNING THE DISCLOSURE STATEMENT, THE PLAN, THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE BALLOTING AGENT AT 1-800-223-2064.

                                           2